Exhibit 10.1
FIRST AMENDMENT TO
TERM LOAN AGREEMENT

THIS FIRST AMENDMENT TO TERM LOAN AGREEMENT (this “Amendment”) is dated as of May 5, 2020, by and among WYNN/CA PLAZA PROPERTY OWNER, LLC, a Nevada limited liability company (“Plaza Owner”), and WYNN/CA PROPERTY OWNER, LLC, a Nevada limited liability company (“Esplanade Owner”) (each individually and collectively, as the context requires, “Borrower”), the BANKS listed on the signature pages and any successor or assign thereof (individually, a “Bank” and collectively, the “Banks”), UNITED OVERSEAS BANK LIMITED, NEW YORK AGENCY, as agent for the Banks (“Agent”) and the Parties listed on the signature pages attached hereto and any successor or assign thereof (the “Borrower Parties”).
RECITALS:
A.Borrower, Agent and the Banks entered into that certain Term Loan Agreement dated as of July 25, 2018 (the “Agreement”), whereby the Banks agreed to make a secured loan to Borrower in the aggregate principal amount of SIX HUNDRED FIFTEEN MILLION and 00/00 DOLLARS ($615,000,000.00). (Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.)
B.The Loan is secured, among other things, by the Deed of Trust and the Assignment of Rents and Leases.
C.Borrower is the owner of the Project.
D.Borrower has requested certain revisions to the Agreement, and Agent and the Banks are willing to agree to such revisions on the terms and conditions hereinafter set forth.
Therefore, Borrower, Agent, the Banks and the Borrower Parties desire to enter into this Amendment in order to modify certain provisions of the Loan Documents.
AGREEMENTS:
Accordingly, in consideration of the mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree, as of the date hereof, as follows:
1.Commencing on the date hereof, the following changes to the Agreement shall take effect:
(a)The following definition is hereby added to Section 1.1 of the Agreement in appropriate alphabetical order:

“Suspension Period” means either (a) the period of time commencing on the date Borrower delivers to Agent the quarterly financial statement report due for the first quarter of the year ending 2020 and ending on the date Borrower delivers to Agent the quarterly financial statement report due for the fourth quarter of the year ending 2021 or (b) such period commencing as of an earlier date as requested by Borrower and consented to by Agent, such consent not to be unreasonably withheld, conditioned or delayed.
(b)Provided that no Event of Default or monetary default has occurred and is continuing, the Cash Sweep Interest Coverage Ratio and Cash Sweep Debt Yield requirements shall be temporarily suspended during the Suspension Period, such that Borrower will not trigger a Cash Sweep Trigger if the Project fails to maintain the Cash Sweep Interest Coverage Ratio and/or the Cash Sweep Debt Yield. For the avoidance of doubt, (a) the temporary suspension of the Cash Sweep Interest Coverage Ratio and Cash Sweep Debt Yield requirements during the Suspension Period will not affect the definition of “Cash Sweep Debt Yield” and (b) all financial reporting required pursuant to Article 7 of the Agreement will continue to be required during the Suspension Period.
(c)Notwithstanding anything to the contrary contained in Section 5.2 of the Agreement, Borrower may enter into Lease modifications, in Borrower’s commercially reasonable discretion and without Agent’s prior consent, with respect to rent payments under Leases, provided that such Lease modifications will not modify any terms and conditions of such Lease other than deferring or modifying rental payments for such Lease payable for the period commencing on March 1, 2020 and ending on September 1, 2020. Any such Lease modifications will not, as determined in Borrower’s reasonable judgment, adversely affect Borrower’s ability to pay interest on a then current basis. Within thirty (30) days after the execution of any such Lease modifications, Borrower shall deliver copies to Agent. For the avoidance of doubt, this paragraph 1(c) shall only apply to such Lease modifications requiring Agent’s approval under Section 5.2 of the Agreement.
2.The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:
(a)the execution and delivery of this Amendment by each Borrower, Agent, each Bank and each of the Borrower Parties; and
(b)Agent shall have received from Borrower the sum of $4,920,000, which Agent shall deposit into a reserve. Such reserve shall be held by Agent, with interest accrued to the benefit of Borrower at an interest rate subject to Agent’s sole discretion, and may be commingled with Agent’s own funds, and shall be held by Agent until the later of (i) the end of the Suspension Period and (ii) the date that the Project has achieved the required Cash Sweep Interest Coverage Ratio and the Cash Sweep Debt Yield for three (3) consecutive calendar months. To secure all Obligations of Borrower under the Agreement, Borrower grants to Agent a security interest in all funds on deposit in such reserve. While an Event of Default exists, Agent shall be entitled, following applicable notice and cure periods, to apply any funds in such reserve to satisfy Borrower’s obligations under the Loan Documents. Such reserve shall be subject to the exclusive dominion and control of Agent, and Borrower shall have no right of withdrawal or any other right or power with respect to such reserve.
3.Borrower acknowledges that the terms and conditions of the Esplanade REA, including, but not limited to, Sections 5.1, 5.3, 5.4, 5.5, and 7.1 thereof, remain in full force and effect, and that the Hotel Owner (as defined therein) is required to pay for and/or maintain all maintenance and repair obligations, utilities, Real Property Taxes (as defined therein), occupant services, and insurance coverage, each of the foregoing as described in the Esplanade REA.
4.Borrower acknowledges that the terms and conditions of the Plaza REA, including, but not limited to, Sections 5.1, 5.3, 5.4, 5.5, and 7.1 thereof, remain in full force and effect, and that the Hotel Owner (as defined therein) is required to pay for and/or maintain all maintenance and repair obligations, utilities, Real Property Taxes (as defined therein), occupant services, and insurance coverage, each of the foregoing as described in the Plaza REA.
5.Borrower acknowledges that nothing contained herein shall be construed to relieve Borrower from its obligations under the Agreement and the other Loan Documents. Borrower further acknowledges the lien of the Deed of Trust to be a valid and existing first lien on the Project, and the lien of the Deed of Trust and other Loan Documents is hereby agreed to continue in full force and effect, unaffected and unimpaired by this Amendment.
6.Except as herein modified and amended, all of the terms, provisions and conditions of the Agreement and the other Loan Documents, as the same may be amended as of the date hereof, shall remain in full force and effect and Borrower hereby represents and warrants that each and every representation and warranty set forth in Section 4.1, Section 5.1 and Article 6 of the Agreement is (i) true and correct as of the date hereof, except (X) if the subject matter of such representation or warranty relates to the Closing Date or another date or time described therein (including, without limitation, Sections 5.1(4), 6.3(a) and 6.12) , in which case such representation shall be true and correct in all material respects as of such date or time and (Y) to the extent such representation or warranty is no longer true as a result of the passage of time, changes in facts and circumstances and/or the conduct of Borrower and/or Guarantor, provided that any such changes are not the result of, and any such conduct does not constitute, a default on the part of Borrower or Guarantor (as applicable) under the Agreement and the other Loan Documents (including, without limitation, with respect to the Leases) and (ii) subject to exceptions contemplated by the foregoing clauses (X) and (Y), incorporated herein in full by reference as if fully restated herein in its entirety. Borrower hereby ratifies and confirms all of its covenants, obligations, duties, liabilities, indemnities and guarantees under the Agreement and the other Loan Documents.
7.Borrower represents, warrants and covenants that, as of the date hereof: (a) each of this Amendment, the Agreement and the other Loan Documents is valid, binding and enforceable (subject to applicable bankruptcy, insolvency or similar Legal Requirements generally affecting the enforcement of creditors’ rights) in accordance with its respective terms and provisions, (b) there are no offsets, counterclaims or defenses which may be asserted with respect to this Amendment, the Agreement and the other Loan Documents, or which may in any manner affect the collection or collectability of the principal, interest and other sums evidenced and secured by this Amendment, the Agreement and the other Loan Documents, nor, to Borrower’s actual knowledge without inquiry, is there any basis whatsoever for any such offset, counterclaim or defense as of the date hereof, (c) Borrower (and its undersigned representative(s)) has the full power, authority and legal right to execute this Amendment and to keep and observe all of the terms of this Amendment, the Agreement and the other Loan Documents on Borrower’s part to be observed and performed and (d) no Event of Default now exists.
8.Each Person other than Agent, the Banks or Borrower executing or consenting to this Amendment represents, warrants and covenants that as of the date hereof: (a) each of this Amendment and all other Loan Documents to which it is a party is valid, binding and enforceable against it in accordance with the respective terms and provisions thereof to the extent of such terms and provisions, subject to applicable bankruptcy, insolvency or similar Legal Requirements generally affecting the enforcement of creditors’ rights, (b) there are no offsets, counterclaims or defenses which may be asserted with respect to this Amendment, and the other Loan Documents to which it is a party, nor, to such Person’s actual knowledge without inquiry, is there any basis whatsoever for any such offset, counterclaim or defense, (c) it has full power, authority and legal right to execute this Amendment and each other Loan Document executed in connection with this Amendment to which it is a party, to the extent applicable, and to keep and observe all of the terms of this Amendment and such other Loan Documents on its part to be observed and performed.
9.The amendments set forth herein are limited precisely as written and shall not be deemed to (a) be a consent to or a waiver of any other term or condition of the Agreement or any of the other Loan Documents or (b) prejudice any right or rights which Agent or any Bank may now have or may have in the future under or in connection with the Agreement or any other Loan Document.
10.In the event of any conflict or ambiguity between the terms, covenants and provisions of this Amendment and those of the Agreement and the other Loan Documents, the terms, covenants and provisions of this Amendment shall control.
11.This Amendment may not be modified, amended, waived, changed or terminated orally, but only by an agreement in writing signed by the party against whom the enforcement of the modification, amendment, waiver, change or termination is sought.
12.This Amendment shall be binding upon and inure to the benefit of Borrower, Agent, the Banks and the Borrower Parties and their respective successors and assigns. This Amendment shall, for all purposes, be and constitute a Loan Document.
13.This Amendment may be executed in any number of duplicate originals and each such duplicate original shall be deemed to constitute but one and the same instrument.

14.If any term, covenant or condition of this Amendment shall be held to be invalid, illegal or unenforceable in any respect, this Amendment shall be construed without such provision.
15.THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND UNDER THE OTHER LOAN DOCUMENTS SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO NEW YORK’S PRINCIPLES OF CONFLICTS OF LAW). BORROWER, AGENT AND EACH BANK HEREBY IRREVOCABLY (I) SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN THE COUNTY OF NEW YORK OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE OTHER LOAN DOCUMENTS, (II) WAIVE ANY OBJECTION WHICH IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT, (III) WAIVE ANY CLAIM THAT SUCH PROCEEDINGS OR ACTIONS HAVE BEEN BROUGHT IN AN INCONVENIENT FORUM AND (IV) WAIVE THE RIGHT TO OBJECT, WITH RESPECT TO SUCH ACTION OR PROCEEDING, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER SUCH PARTY. EACH OF AGENT, BANKS AND BORROWER HEREBY AGREES AND CONSENTS THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY NEW YORK STATE OR FEDERAL COURT SITTING IN THE COUNTY OF NEW YORK MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO AGENT, EACH BANK OR BORROWER, AS APPLICABLE AT THE ADDRESS FOR NOTICES PURSUANT TO SECTION 11.1 OF THE AGREEMENT, AND SERVICE SO MADE SHALL BE COMPLETE FIVE DAYS AFTER THE SAME SHALL HAVE BEEN SO MAILED.
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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year first above written.
AGENT: UNITED OVERSEAS BANK LIMITED, NEW YORK AGENCY

By: /s/ William A. Sinsigalli
William A. Sinsigalli
Executive Director

By: /s/ Eriberto De Guzman
Eriberto De Guzman
Managing Director

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BANKS: UNITED OVERSEAS BANK LIMITED, NEW YORK AGENCY

By: /s/ William A. Sinsigalli
William A. Sinsigalli
Executive Director

By: /s/ Eriberto De Guzman
Eriberto De Guzman
Managing Director

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FIFTH THIRD BANK,
By: /s/Christian Berry
Christian Berry
Senior Vice President
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SUMITOMO MITSUI BANKING CORPORATION

By: /s/ Michael Maguire
Name: Michael Maguire
Title: Managing Director

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CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, a banking corporation organized under the laws of the Republic of France
By: /s/ Steven Jonassen
Name: Steven Jonassen
Title: Managing Director
By: /s/ Adam Jenner
Name: Adam Jenner
Title: Director
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The Bank of East Asia, Limited, New York Branch

By: /s/ Howard Hsu
Name: Howard Hsu
Title: SVP & Head of Corporate & Real Estate Business
By:/s/ Kitty Sin
Name: Kitty Sin
Title: SVP & Head of Credit

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BORROWER: WYNN/CA PLAZA PROPERTY OWNER, LLC,
a Nevada limited liability company
By: Wynn/CA Plaza JV, LLC,
a Nevada limited liability company,
its sole member
By: Wynn Plaza, LLC,
a Nevada limited liability company,
its managing member
By: Wynn Resorts, Limited,
a Nevada corporation,
its sole member
By: /s/ Craig S. Billings
Name: Craig S. Billings
Title: President, Chief Financial Officer and Treasurer

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BORROWER:
WYNN/CA PROPERTY OWNER, LLC,
a Nevada limited liability company
By: Wynn/CA JV, LLC,
a Nevada limited liability company,
its sole member
By: Wynn Retail, LLC,
a Nevada limited liability company,
its managing member
By: Wynn Resorts, Limited,
a Nevada corporation,
its sole member
By: /s/ Craig S. Billings
Name: Craig S. billings
Title: President, Chief Financial Officer and Treasurer
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HOTEL OWNER CONSENT
The undersigned, WYNN LAS VEGAS, LLC, a Nevada limited liability company, as the Hotel Owner in that certain Declaration of Covenants and Easements, dated as of December 21, 2016, affecting the Esplanade Project and recorded as Instrument Number 20161221-0003705 in the Office of the County Recorder of Clark County, Nevada, as amended by the First Amendment to the Declaration of Covenants and Easements, dated as of October 2, 2017 and recorded as Instrument Number 20171003-0000452 in the Office of the County Recorder of Clark County, Nevada, as further amended by the Second Amendment to the Declaration of Covenants and Easements, dated as of November 17, 2017 and recorded as Instrument Number 20171117-0000854 in the Office of the County Recorder of Clark County, Nevada, hereby acknowledges and agrees with Section 3 in the foregoing Amendment and hereby confirms and agrees that the Esplanade REA is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.
Executed as of May 5, 2020.
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WYNN LAS VEGAS, LLC,
a Nevada limited liability company

By: WYNN LAS VEGAS HOLDINGS, LLC, a Nevada limited liability company, its sole member

By: WYNN AMERICA, LLC, a Nevada limited liability company, its sole member

By: WYNN RESORTS HOLDINGS, LLC, a Nevada limited liability company, its sole member

By: WYNN RESORTS LIMITED, a Nevada corporation, its sole member

By:  /s/ Craig S. Billings
Name: Craig S. Billings
Title: President, Chief Financial Officer and Treasurer

OWNERS OF THE WYNN PROPERTY CONSENT
The undersigned, WYNN LAS VEGAS, LLC, a Nevada limited liability company as the Hotel Owner in that certain Declaration of Covenants and Easements, dated as of October 2, 2017, effecting the Plaza Project and recorded as Instrument Number 20171003-0000451 in the Office of the County Recorder of Clark County, Nevada, as amended, hereby acknowledges and agrees with Section 4 in the foregoing Amendment and hereby confirms and agrees that the Plaza REA is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.
Executed as of May 5, 2020.
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WYNN LAS VEGAS, LLC,
a Nevada limited liability company

By: WYNN LAS VEGAS HOLDINGS, LLC, a Nevada limited liability company, its sole member

By: WYNN AMERICA, LLC, a Nevada limited liability company, its sole member

By: WYNN RESORTS HOLDINGS, LLC, a Nevada limited liability company, its sole member

By: WYNN RESORTS LIMITED, a Nevada corporation, its sole member

By: /s/ Craig S. Billings
Name: Craig S. Billings
Title: President, Chief Financial Officer and Treasurer

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GUARANTY CONSENT
The undersigned, (i) PPF RETAIL, LLC, a Delaware limited liability company, (ii) CROWN RETAIL SERVICES, LLC, a New York limited liability company and (iii) WYNN RESORTS, LIMITED, a Nevada corporation, each as a Guarantor under that certain Recourse Indemnity Agreement, dated as of July 25, 2018 (as amended, modified or supplemented from time to time, the “Recourse Indemnity”) in favor of Agent and the Banks party to the Term Loan Agreement referred to in the foregoing Amendment, hereby consents to the said Amendment and hereby confirms and agrees that the Recourse Indemnity is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, on and after the effective date of the said Amendment, each reference in the Recourse Indemnity to “the Term Loan Agreement”, “the Loan Agreement”, “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Term Loan Agreement shall mean and be a reference to the Term Loan Agreement as amended by the said Amendment.
Executed as of May 5, 2020.
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PPF RETAIL, LLC,
a Delaware limited liability company

By: PPF OP, LP, a Delaware limited partnership, its Sole Member

By: PPF OPGP, LLC, a Delaware limited liability company, its General Partner

By: Prime Property Fund, LLC, a Delaware limited liability company, its Member

By: Morgan Stanley Real Estate Advisor, Inc., a Delaware corporation, its Investment Adviser

By:  /s/ Scott Berg
Name: Scott Berg
Title: Executive Director

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CROWN RETAIL SERVICES, LLC,
a New York limited liability company

By: /s/ Brittany Bragg
Name: Brittany Bragg
Title: Authorized Signatory

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WYNN RESORTS, LIMITED,
a Nevada corporation

By: /s/ Craig S. Billings
Name: Craig S. Billings
Title: President, Chief Financial Officer and Treasurer

GUARANTY CONSENT
The undersigned, WYNN RESORTS, LIMITED, a Nevada corporation, as Principal under the Hazardous Materials Indemnity Agreement dated as of July 25, 2018 (as amended, modified or supplemented from time to time, the “Indemnity Agreement”) in favor of Agent and the Banks party to the Term Loan Agreement referred to in the foregoing Amendment, hereby consents to the said Amendment and hereby confirms and agrees that the Indemnity Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, on and after the effective date of the said Amendment, each reference in the Indemnity Agreement to “the Term Loan Agreement”, “the Loan Agreement”, “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Term Loan Agreement shall mean and be a reference to the Term Loan Agreement as amended by the said Amendment.
Executed as of May 5, 2020.
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WYNN RESORTS, LIMITED,
a Nevada corporation

By: /s/ Craig S. Billings
Name: Craig S. Billings
Title: President, Chief Financial Officer and Treasurer